UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2011

THRESHOLD PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Seaport Boulevard, Suite 500
Redwood City, California 94063
(Address of principal executive offices)(Zip Code)

(650) 474-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On July 25, 2011, Threshold Pharmaceuticals, Inc. issued a press release announcing that that the Cancer Therapy & Research Center at The University of Texas Health Science Center at San Antonio initiated a clinical trial of TH-302 in combination with bevacizumab in patients with recurrent high grade astrocytoma including glioblastoma. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

         (d) Exhibits

Exhibit 99.1                      Press release dated July 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ Joel A. Fernandes
Joel A. Fernandes
Vice President, Finance and Controller

Date:  July 25, 2011

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated July 25, 2011.